MARKETABLE SECURITIES	12 Months Ended
Dec. 31, 2018
Disclosure Of Detailed Information About Marketable Securities [Abstract]
MARKETABLE SECURITIES
MARKETABLE SECURITIES

	December 31, 2018	December 31, 2017
	$	$
Balance, beginning of year	114,001	148,944
Additions	22,674	5,295
Disposals	(63,445)	(72,132)
Fair value adjustments	(43,688)	31,894
Balance, end of year	29,542	114,001

During 2018, we purchased 8.2 million common shares of SilverCrest Metals Inc. ("SilverCrest") for total consideration of $23.1 million and sold our remaining position of 9.0 million common shares of Pretium Resources Inc. ("Pretium") for pre-tax cash proceeds of approximately $63.4 million. The fair value adjustments in 2018 related primarily to the Pretium shares.

On acquisition of the SilverCrest shares, we recognized an expense of $2.8 million related to the premium paid for the shares over the prevailing market price. Due to the subsequent increase in the SilverCrest share price, we recognized a gain of $4.3 million in Other Comprehensive Income at December 31, 2018.

The SilverCrest common shares are subject to a hold period of four months from their December 7, 2018 acquisition date.